THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS -
                DREYFUS/LAUREL CALIFORNIA TAX-FREE MONEY FUND


Dear Investor Class Shareholder,

     Recently, you voted or abstained from voting on a proposal to adopt a new Investment Management Agreement (the "New Agreement") for the Dreyfus/Laurel California Tax-Free Money Fund (the "Fund") pursuant to which the fee payable by the Fund to The Dreyfus Corporation ("Dreyfus") would increase from .35% to .45% of the Fund's average daily net assets. Thank you for taking the time to vote.

     In light of your decision to vote no or abstain from voting on the fee proposal, we'd like to ask you to reevaluate your decision. Please consider the following information.


               TERMINATION OF RULE 12B-1 DISTRIBUTION PLAN AND
               FEE ATTRIBUTABLE TO INVESTOR CLASS SHAREHOLDERS

     If the New Agreement is approved the Rule 12b-1 Distribution Plan relating to the Fund's Investor shares would be eliminated. As a result, even though the Fund's management fee would increase by .10% of average daily net assets, total expenses payable by the Fund's Investor shares should decrease by .15%. Because Dreyfus has agreed to limit its fee to
 .35% of average daily net assets for the first year after the New Agreement would become effective, total expenses payable by the Fund's Investor shares would decrease by .25% during that first year. The experience with the Fund's Rule 12b-1 Distribution Plan to date indicates that the Fund should be able to eliminate the Plan, and associated expense to holders of Investor shares, without a material adverse effect on shareholder services available to such shareholders or the distribution of Investor shares.

     The proposed elimination of the Rule 12b-1 Plan attributable to Investor shares is more fully described on pages 5-10 of the Fund's Proxy Statement dated September 19, 1995, which was previously mailed to you.


                  RESTRUCTURING THE FUND AS A "BASIC" FUND

     If the New Agreement is approved, Dreyfus intends to market the Fund in a manner consistent with an existing group of Dreyfus-managed funds, marketed under the name "BASIC". BASIC funds are available to all investors, but designed for higher balance investors who generally make more limited use of account transaction features and use money market accounts more as a savings than a transactional vehicle. Accordingly, the Fund's name would change to "Dreyfus BASIC California Municipal Money Market Fund". Consistent with this "BASIC" structure, shareholders would be required to pay charges in connection with certain shareholder service transactions. Current shareholders would, however, be exempted from payment of these proposed charges. Also in line with the "BASIC" structure, the Fund's minimum initial and subsequent investment requirements, as well as the Fund's minimum account balance requirement, would be increased. Current shareholders of the Fund would, however, be permitted to maintain their existing accounts subject to the minimum investment and account balance requirements currently in effect. Finally, the availability of certain shareholder service features would be eliminated or modified.

     The proposed restructuring of the Fund as a "BASIC" Fund is more fully described on pages 8 and 9 of the Fund's Proxy Statement dated September 19, 1995, which was previously mailed to you.


         PROPOSAL HAS BEEN APPROVED BY THE FUND'S BOARD OF TRUSTEES

     Before the proposed New Agreement was submitted to you for approval, it was first reviewed and approved by the Fund's Board of Trustees, including the independent Trustees. The Trustees unanimously approved the New Agreement as fair and reasonable.

     The Board of Trustees' consideration of the New Agreement is more fully described on page 10 of the Fund's Proxy Statement, which was previously mailed to you.



     We ask you to reconsider your vote and hope that you will join with many of your fellow Fund shareholders and vote in favor of the proposed New Agreement. We appreciate your time and careful consideration. We have enclosed a proxy card if you wish to vote or change your vote. If you have any questions, please contact a Dreyfus financial representative at 1-800-645-6561.

                                        Sincerely,



                                        Eric B. Fischman, Vice President

                THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS -
                 DREYFUS/LAUREL NEW YORK TAX-FREE MONEY FUND




Dear Investor Class Shareholder,

     Recently, you voted or abstained from voting on a proposal to adopt a new Investment Management Agreement (the "New Agreement") for the Dreyfus/Laurel New York Tax-Free Money Fund (the "Fund") pursuant to which the fee payable by the Fund to The Dreyfus Corporation ("Dreyfus") would increase from .35% to .45% of the Fund's average daily net assets. Thank you for taking the time to vote.

     In light of your decision to vote no or abstain from voting on the fee proposal, we'd like to ask you to reevaluate your decision. Please consider the following information.


               TERMINATION OF RULE 12B-1 DISTRIBUTION PLAN AND
               FEE ATTRIBUTABLE TO INVESTOR CLASS SHAREHOLDERS

     If the New Agreement is approved the Rule 12b-1 Distribution Plan relating to the Fund's Investor shares would be eliminated. As a result, even though the Fund's management fee would increase by .10% of average daily net assets, total expenses payable by the Fund's Investor shares should decrease by .15%. Because Dreyfus has agreed to limit its fee to
 .35% of average daily net assets for the first year after the New Agreement would become effective, total expenses payable by the Fund's Investor shares would decrease by .25% during that first year. The experience with the Fund's Rule 12b-1 Distribution Plan to date indicates that the Fund should be able to eliminate the Plan, and associated expense to holders of Investor shares, without a material adverse effect on shareholder services available to such shareholders or the distribution of Investor shares.

     The proposed elimination of the Rule 12b-1 Plan attributable to Investor shares is more fully described on pages 5-10 of the Fund's Proxy Statement dated September 19, 1995, which was previously mailed to you.


                  RESTRUCTURING THE FUND AS A "BASIC" FUND

     If the New Agreement is approved, Dreyfus intends to market the Fund in a manner consistent with an existing group of Dreyfus-managed funds, marketed under the name "BASIC". BASIC funds are available to all investors, but designed for higher balance investors who generally make more limited use of account transaction features and use money market accounts more as a savings than a transactional vehicle. Accordingly, the Fund's name would change to "Dreyfus BASIC New York Municipal Money Market Fund". Consistent with this "BASIC" structure, shareholders would be required to pay charges in connection with certain shareholder service transactions. Current shareholders would, however, be exempted from payment of these proposed charges. Also in line with the "BASIC" structure, the Fund's minimum initial and subsequent investment requirements, as well as the Fund's minimum account balance requirement, would be increased. Current shareholders of the Fund would, however, be permitted to maintain their existing accounts subject to the minimum investment and account balance requirements currently in effect. Finally, the availability of certain shareholder service features would be eliminated or modified.

     The proposed restructuring of the Fund as a "BASIC" Fund is more fully described on pages 8 and 9 of the Fund's Proxy Statement dated September 19, 1995, which was previously mailed to you.


         PROPOSAL HAS BEEN APPROVED BY THE FUND'S BOARD OF TRUSTEES

     Before the proposed New Agreement was submitted to you for approval, it was first reviewed and approved by the Fund's Board of Trustees, including the independent Trustees. The Trustees unanimously approved the New Agreement as fair and reasonable.

     The Board of Trustees' consideration of the New Agreement is more fully described on page 10 of the Fund's Proxy Statement, which was previously mailed to you.

     We ask you to reconsider your vote and hope that you will join with many of your fellow Fund shareholders and vote in favor of the proposed New Agreement. We appreciate your time and careful consideration. We have enclosed a proxy card if you wish to vote or change your vote. If you have any questions, please contact a Dreyfus financial representative at 1-800-645-6561.

                                        Sincerely,



                                        Eric B. Fischman, Vice President